Exhibit 10(c)
                                                              -------------


                EDS 1998 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----
                                    ARTICLE I

1.1   Establishment........................................................1

1.2   Purpose..............................................................1

                                   ARTICLE II

2.1   Definitions..........................................................1

2.2   Qualified Plan References............................................6

2.3   Gender or Number.....................................................6

2.4   Severability.........................................................6

2.5   Applicable Law.......................................................7

2.6   Contractual Obligations..............................................7

                                   ARTICLE III

3.1   Participation........................................................7

3.2   Ineligible Employees.................................................7

                                   ARTICLE IV

4.1   Form of Benefit......................................................8

4.2   Targeted Pension.....................................................9

4.3   Targeted Pension Reduced At Early Retirement.........................9

4.4   Targeted Pension At Late Retirement.................................10

4.5   SERP Benefits at Normal Retirement..................................10

4.6   SERP Benefit at Early Retirement....................................10

4.7   SERP Benefit at Late Retirement.....................................11

4.8   Payment.............................................................11

4.9   Death Benefit.......................................................11

4.10  Beneficiaries.......................................................12

4.11  Adjustment to Benefit Payments......................................13

4.12  Reduction, Suspension or Elimination of Benefits....................13

4.13  Additional Years of Credited Service or Age.........................13

4.14  Continued Employment and Reemployment of Participant Receiving
      or Having Received Benefits.........................................13

                                    ARTICLE V

5.1   Administration......................................................14

5.2   Finality of Determination...........................................14

5.3   Expenses............................................................14

                                   ARTICLE VI

6.1   Merger, Consolidation or Acquisition................................14

6.2   Amendment and Termination...........................................14

                                   ARTICLE VII

7.1   Funding.............................................................15

7.2   Tax Withholding.....................................................15

7.3   Other Plans.........................................................15

7.4   Anti-assignment and Nontransferability..............................16

                 EDS 1998 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

         1.1  Establishment.  Effective as of July 1, 1998,  the Company  hereby
              -------------
establishes the EDS 1998 Supplemental Executive Retirement Plan (the "EDS 1998 SERP"). The EDS 1998 SERP is intended to provide supplemental executive retirement plan benefits ("SERP Benefits") in accordance with the provisions hereof for certain officers of the Employer whose benefits under the EDS Retirement Plan (the "Qualified Plan") are considered to be inadequate.

         1.2  Purpose.  The  EDS  1998  SERP  is  established  as  an  unfunded,
              -------
non-tax-qualified mechanism which may be used to enhance the Employer's ability to retain the services of certain Employees. The EDS 1998 SERP is intended to be an unfunded plan for a select group of management or highly compensated employees as defined in Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The EDS 1998 SERP has been designed to provide SERP Benefits for Employees who, on or after July 1, 1998, attain Early Retirement, Normal Retirement or Late Retirement pursuant to the terms and conditions herein. The Targeted Pension is a single life pension annuity calculated upon a different formula from the Qualified Plan formulas and upon the assumption that every Employee has never married, and that every Employee has elected to receive both the SERP Benefit and the Qualified Plan Benefit in the form of a single life annuity.


                                   ARTICLE II
                          DEFINITIONS AND CONSTRUCTION

         2.1  Definitions.  Whenever  the  following  terms are used in this EDS
              -----------
1998 SERP, they shall have the meanings set forth below unless the context otherwise requires, and when the defined meaning is intended herein, the first letter of each word comprising the term will be capitalized.

                  (a) Actuarially Equivalent means a benefit of equivalent value
                      ----------------------
to the SERP Benefit, the Targeted Pension or the Targeted Pension Reduced At Early Retirement, determined on the basis of the following interest and mortality assumptions:

                           (i) For purposes of calculating any form of benefit other than a lump sum, the mortality and interest rate assumptions shall be (A) a unisex mortality table derived from the 1971 Group Annuity Mortality Table assuming a group that is 80 percent male with female beneficiaries and 20 percent female with male beneficiaries; and
         (B) an interest rate of 7.5% per annum.

                           (ii) For purposes of calculating a lump sum, the mortality and interest assumptions shall be (A) the mortality table published in Rev. Rul. 95-6 or such other mortality table as may be published from time to time pursuant to Code section 417(e) and the regulations promulgated thereunder; and (B) the annual interest rate on 30-year Treasury securities as of the second calendar month preceding the first day of the Plan Year that contains the date as of which benefit payments commence.

                  (b) Beneficiary means the person or fiduciary  designated by a
                      -----------
Participant, pursuant to Section 4.10 (Beneficiaries) hereof, to receive his SERP Death Benefit, if any, in the event of his death. The term "Beneficiary" shall also mean the person or fiduciary to whom any benefit is otherwise payable on account of the death of a Participant. A person entitled to any benefit, including any death benefit, pursuant to the terms of a QDRO shall be treated as a Beneficiary with respect to such benefit payable pursuant thereto.

                  (c) Benefit  Commencement Date shall mean the date as of which
                      --------------------------
the Employee commences payment of his or her Qualified Plan Benefit.

                  (d) Cause  shall  mean (i)  dishonesty  by an  Employee  which
                      -----
results in substantial personal enrichment at the expense of the Company or (ii) demonstratively willful repeated violations of the Employee's obligations to the Company which are intended to result and do result in material injury to the Company. In the event the Company terminates an Employee for Cause, the Company shall so notify the Employee of that fact in writing at the time of the termination, specifying the acts or conduct claimed to constitute such Cause.

                  (e)  Chairman  shall  mean the Office of the  Chairman  of the
                       --------
Board of Directors of EDS.

                  (f) Code means the Internal Revenue Code of 1986, as amended.
                      ----

                  (g) Company  means  Electronic  Data  Systems  Corporation,  a
                      -------
Delaware corporation, or its successor.

                  (h) Covered  Compensation  means  the  average  of the  Social
                      ---------------------
Security Taxable Wage Bases for the 35 calendar years ending with the calendar year in which the Employee attains Social Security Retirement Age. In determining an Employee's Covered Compensation for any Plan Year, it is assumed that the Social Security Taxable Wage Base in effect at the beginning of the Plan Year will remain the same for all future years.

                           (i) An Employee's Covered Compensation for a Plan Year beginning before the 35-year period described in this subsection is the Social Security Taxable Wage Base in effect as of the beginning of the Plan Year. An Employee's Covered Compensation for a Plan Year ending after the 35-year period described in this subsection is the Covered Compensation for the Plan Year in which the Employee attains Social Security Retirement Age.

                           (ii) An Employee's Covered Compensation shall be automatically adjusted each Plan Year in accordance with tables published by the Internal Revenue Service pursuant to Treas. Reg.
         ss. 1.401(l)-1(c)(7).

                           (iii) For purposes of determining the Targeted Pension and the Targeted Pension Reduced At Early Retirement, as determined in accordance with Article IV of this EDS 1998 SERP, Covered Compensation is frozen at the date of the Employee's actual retirement.

                  (i) Earliest Potential Retirement Age means, for any Employee,
                      ---------------------------------
such Employee's age when he or she has (i) attained age fifty-five (55), (ii) completed five years of Credited Service for Vesting (as defined in the Qualified Plan), and (iii) age and years of Credited Service for Vesting that total a sum equal to or greater than seventy (70).

                  (j) Early  Retirement shall mean retirement by an Employee who
                      -----------------
satisfies the eligibility requirements of Article III and retires on his or her Early Retirement Date.

                  (k) Early  Retirement  Date shall be a date which is the first
                      -----------------------
day of a month, on or after the Employee has attained his or her Earliest Potential Retirement Age, but before the Employee has reached his or her Normal Retirement Age.

                  (l) Earnings means Earnings,  as defined in the Qualified Plan
                      --------
at the time of determination, without regard to any limitations thereto imposed by the Code.

                  (m)  EDS  Compensation   and  Benefits   Committee  means  the
                       ---------------------------------------------
Compensation and Benefits Committee of the EDS Board of Directors.

                  (n) Effective Date shall be July 1, 1998.
                      --------------

                  (o) Employee  means  any  employee  of  the  Employer  who is
                      --------
designated on Attachment "A" as may be amended from time to time by the Committee.

                  (p) Employer  means the Company and such other  employers that
                      --------
have adopted the Qualified Plan or as otherwise authorized by the EDS Compensation and Benefits Committee.

                  (q) Final Average  FICA Compensation  means the  average of an
                      --------------------------------
Employee's annual earnings up to the Social Security Taxable Wage Base from the Employer for the three consecutive complete calendar year period coincident with or immediately preceding the year the Employee retires hereunder.

                  If an Employee's entire period of employment with the Employer is less than three consecutive calendar years, the Employee's Final Average FICA Compensation shall be determined by dividing the total earnings, as reported for purposes of FICA, received by the Employee from the Employer by the Employee's entire period of employment (including fractional years), provided, however, that the year in which the Employee terminates employment shall be included in the calculation only if such year is the only year during which the Employee is employed.

                  In determining an Employee's Final Average FICA Compensation within this subsection, annual earnings in any year in excess of the Social Security Taxable Wage Base in effect at the beginning of such year shall not be taken into account.

                  (r) Final Average Earnings means the average of the Employee's
                      ----------------------
Earnings during the highest consecutive five Plan Years out of the ten Plan Years immediately preceding the Employee's retirement under the EDS 1998 SERP; or if the Employee's period of Service is less than five years, then Final Average Earnings means the average of the Employee's Earnings over his entire period of employment. The average for any period that includes a partial year shall be calculated by adding the Employee's Earnings for such partial year to the Earnings for the other Plan Years included in the calculation (not to exceed four Plan Years), dividing the total by the number of months of participation, and then multiplying by twelve.

                  (s) Integration  Level means the lesser of an Employee's Final
                      ------------------
Average FICA Compensation or Covered Compensation determined as of the date the Employee retires hereunder but in no case greater than the Social Security Taxable Wage Base in effect on the first day of the Plan Year within which the Employee retires hereunder.

                  (t)  Late  Retirement  means  retirement  by an  Employee  who
                       ----------------
satisfies the eligibility requirements of Article III and retires on his or her Late Retirement Date.

                  (u) Late  Retirement  Date shall be a specified date occurring
                      ----------------------
on the first day of a month after the Employee's Normal Retirement Date.

                  (v) Normal Retirement shall mean retirement by an Employee who
                      -----------------
satisfies the SERP Benefit eligibility requirements of Article III and retires on the Employees' Normal Retirement Date.

                  (w) Normal Retirement Age means age sixty-five (65).
                      ---------------------

                  (x) Normal  Retirement Date shall be a date which is the first
                      -----------------------
day of the month that falls on or immediately after the date on which the Employee shall have attained his or her Normal Retirement Age.

                  (y) Offset  Reduction  Percentage  is  defined in Section  4.3
                      -----------------------------
(Targeted Pension Reduced At Early Retirement).

                  (z) Participant  means an Employee who  has retired  under the
                      -----------
EDS 1998 SERP and is eligible to participate pursuant to Section 3.1 (Participation) hereof and is not ineligible to participate pursuant to Section
3.2 (Ineligible Employees).

                  (aa) Plan Administrator is defined in Section 5.1 (Administra-
                       ------------------
tion).

                  (bb) Plan Year means the six-month  period commencing  July 1,
                       ---------
1998; provided, however, that effective January 1, 1999, Plan Year shall mean the calendar year.

                  (cc) Qualified  Death  Benefit  means  the  Death  Benefit, as
                       -------------------------
defined in the Qualified Plan, provided under the Qualified Plan.

                  (dd) QDRO means a qualified  domestic  relations order, within
                       ----
the meaning of Code Section 414(p), or a valid state domestic relations order issued by a court of competent jurisdiction.

                  (ee) Qualified  Plan means the EDS Retirement Plan, as adopted
                       ---------------
by the Company.

                  (ff) Qualified Plan Benefit shall mean the hypothetical single
                       ----------------------
life annuity benefit that would be payable to the Participant monthly from the Qualified Plan, assuming the Participant was never married and has no court order affecting his or her benefit, as further discussed below.

                  For purposes of the EDS 1998 SERP, any reductions in the benefits payable from the Qualified Plan because the Participant may have actually elected to receive his or her benefit in a different form, because the benefit may be reduced on account of amounts which may be payable or are being paid to an alternate payee pursuant to a QDRO, because the Participant may have made one or more choice elections pursuant to the Qualified Plan, or because the Participant is also eligible to receive benefits from a pension plan offered by a Foreign Employer (as defined in the Qualified Plan) shall be ignored when computing the SERP Benefit, and shall not affect the amount of a Participant's Qualified Plan Benefit. Under no circumstances shall the payment of any benefit to an alternate payee pursuant to a QDRO work to increase or decrease any SERP Benefit to an amount other than that which would be payable hereunder if there were not a benefit payable to such alternate payee. Subject to the foregoing, the Qualified Plan Benefit is to be calculated pursuant to the pension benefit computation formulas of the Qualified Plan, as such formulas are in effect either (a) at the time of the Participant's retirement under the EDS 1998 SERP, or (b) at the Participant's death, in the event of the Employee's death before his or her retirement under the EDS 1998 SERP, provided such Participant had attained his or her Earliest Potential Retirement Age on or before his or her death, and as they may be in effect from time to time thereafter to the extent they would be determinative of the Qualified Plan Benefit that could be payable from time to time to the Participant or his or her spouse.

                  (gg) Restoration  Death  Benefit  means the Death  Benefit, as
                       ---------------------------
defined in the Restoration Plan, provided under the Restoration Plan.

                  (hh) Restoration Plan means the EDS Benefit Restoration Plan.
                       ----------------

                  (ii) Retirement Date means the  Participant's Early Retirement
                       ---------------
Date,  Normal  Retirement Date or the Late Retirement Date as the case may be.

                  (jj) SERP  Death  Benefit is  defined in  Section  4.9  (Death
                       --------------------
Benefit).

                  (kk) Social   Security   Retirement   Age   means  age  65 for
                       ------------------------------------
Participants born before 1938, age 66 for Participants born after 1937 and prior to 1955 and age 67 for Participants born after 1954.

                  (ll) Social Security  Taxable Wage Base means the contribution
                       ----------------------------------
and benefit base in effect under Section 230 of the Social Security Act as of the first day in each Plan Year.

                  (mm) Targeted  Pension, sometimes  hereinafter called Targeted
                       -----------------
Pension At Normal Retirement, is a single life pension annuity, calculated in accordance with Section 4.2 (Targeted Pension), that could be payable monthly from the Qualified Plan, the Restoration Plan and the EDS 1998 SERP, to an Employee who retires on his or her Normal Retirement Date under the assumptions that the Employee was never married, has no outstanding QDROs affecting his or her Qualified Plan Benefit, had never made a choice election pursuant to the Qualified Plan and elects to receive his or her Qualified Plan Benefit as a single life annuity.

                  (nn) Targeted  Pension  Reduced  At  Early   Retirement  is  a
                       --------------------------------------------------
Participant's Targeted Pension, reduced in accordance with Section 4.3 (Targeted Pension Reduced At Early Retirement).

                  (oo) Targeted Pension At Late  Retirement  is a  Participant's
                       ------------------------------------
Targeted Pension, adjusted as provided in Section 4.4 (Targeted Pension At Late Retirement).

                  (pp) Years of Credited  Service shall mean the number of years
                       --------------------------
of Credited Service for Benefits (but in no event more than a maximum of 30 years) credited to the Employee pursuant to the provisions of the Qualified Plan as in effect on any date of determination.

         2.2  Qualified Plan References.  Any references herein to the Qualified
              -------------------------
Plan shall refer to the provisions of the EDS Retirement Plan as in effect on any date of determination. However, in no event shall any reference to the Qualified Plan, or any other provision of this EDS 1998 SERP work to limit, restrict, amend, modify, alter, or otherwise impact the terms, operation, benefits, or administration of the Qualified Plan.

         2.3  Gender or Number.  Except when otherwise indicated by the context,
              ----------------
any reference to the masculine gender shall also include the feminine gender, or vice versa, and the definition of any term in the singular shall also include the plural, or vice versa.

         2.4  Severability. In the event that any provision of the EDS 1998 SERP
              ------------
shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of the EDS 1998 SERP, but the EDS 1998 SERP shall be construed and enforced as if the illegal or invalid provision had never been inserted. The EDS Compensation and Benefits Committee shall have the right and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided herein.

         2.5  Applicable  Law. To the extent not  controlled  by the laws of the
              ---------------
United States of America, this EDS 1998 SERP shall be governed and construed in accordance with the laws of the State of Texas.

         2.6  Contractual  Obligations.  The EDS 1998 SERP is not an  employment
              ------------------------
contract. It does not give to any person any rights to continued employment with the Employer. The EDS 1998 SERP does not give any person any rights to gain or to maintain eligibility to participate in the EDS 1998 SERP at his or her Retirement Date or any other date. All Employees remain subject at all times to change of responsibility level, including, but not limited to, change of job, change of salary, transfer, discipline, layoff, discharge and any other change of employment status without regard for the impact that any change in employment status might have upon an Employee's eligibility to be a Participant in the EDS 1998 SERP.


                                   ARTICLE III
                                  PARTICIPATION

         3.1  Participation.   After  the  Effective   Date,  the   requirements
              -------------
of this Section 3.1 must be simultaneously satisfied by any Employee in the month prior to his Retirement Date. The Employee must:

              (a) be in the active employment of the Company immediately prior to his or her Retirement Date;

              (b) has executed a non-compete and nondisclosure agreement with the Employer; and

              (c) Notwithstanding anything herein to the contrary, with respect to any Employee to whom additional Years of Credited Service or Age are granted or whose SERP Benefit is otherwise adjusted pursuant to Section 4.13 (Addi-tional Years of Credited Service or Age), the Chairman may waive any of the con-ditions listed in this Section 3.1; provided, however, that, subject to
Section 4.14 (Continued Employment and Reemployment of Participant Receiving or Having Received Benefits), no SERP Benefit shall be payable to any Employee so long as such Employee continues in active employment.

         3.2  Ineligible Employees.
              --------------------
              (a) No person who has retired from the Employer prior to the Effective Date shall be eligible to be a Participant in the EDS 1998 SERP and receive a SERP Benefit.

              (b) Subject to Section 6.2 (Amendment and Termination) and this Section 3.2(b), no Participant shall vest in a SERP Benefit until his or her Retirement Date. However, a SERP Benefit shall be available to any Employee as a deferred vested benefit only in the event that a Participant who meets the conditions of Section 3.1 (Participation) is not yet eligible to commence receipt of benefits under Section 4.8 (Payment) because he or she has not yet commenced payment of his or her benefit under the Qualified Plan. No Employee or former Employee may grow into eligibility for a SERP Benefit while a retiree under the Qualified Plan nor while on leave of absence, long-term disability, layoff or any other type of inactive status, except to the extent otherwise provided on an exhibit attached hereto and approved by the EDS Compensation and Benefits Committee.

              (c) Notwithstanding an Employee's satisfaction of the require-ments for participation herein, such Employee or his or her eligible spouse may nevertheless be deemed to be ineligible to participate or to continue to participate in the EDS 1998 SERP and be denied benefits hereunder if, upon consideration of the facts and circumstances and any advice or recommendation of the Employer, the EDS Compensation and Benefits Committee finds that such Employee's employment has been terminated for Cause, or that such Employee has violated any material term of any non-compete or non-disclosure agreements to which the Employee has entered into with the Employer.


                                   ARTICLE IV
                             TARGETED PENSION LEVEL,
                            SERP BENEFIT AND PAYMENT

         4.1  Form of Benefit.
              ---------------
              (a) The EDS 1998 SERP has been created to provide certain Employ-ees with a specified level of single life pension annuity benefits. The Targeted Pension is to be calculated in accordance with Section 4.2 (Targeted Pension) hereof, on the assumption that the Employee retires on his or her Normal Retirement Date with a single life annuity.

              (b)  The  Targeted  Pension  Reduced  At  Early   Retirement, cal-
culated in accordance with Section 4.3 (Targeted Pension Reduced At Early Retirement) is also a single life pension annuity benefit but it is a reduced form of the Targeted Pension since it is payable before Normal Retirement Age. An Employee retiring on his or her Late Retirement Date shall receive a single life pension annuity benefit equal to a Targeted Pension At Late Retirement, calculated in accordance with Section 4.4 (Targeted Pension At Late Retirement) hereof.

              (c) Notwithstanding anything herein to the contrary, the amount of any SERP Benefit payable hereunder shall be limited, if and as necessary, so that the sum of (A) all supplemental retirement plan benefits (including, but not limited to any SERP Benefit hereunder) and (B) all benefits from a qualified defined benefit plan, together with any non-qualified benefits that are based upon a qualified plan's defined benefit formulas, and all benefits from a pension plan offered by a Foreign Employer (as defined in the Qualified Plan) that are payable to the Participant (in respect of service to all members of the controlled group) shall not exceed the Participant's Targeted Pension, under the assumption that all of the Participant's pensionable service to all members of the controlled group had been rendered, instead, to EDS alone.

         4.2  Targeted  Pension. The Targeted Pension, which shall be payable to
              -----------------
an Employee who commences receipt of his or her Qualified Plan Benefit as a Normal Retirement Benefit under the Qualified Plan, shall be equal to:

              (A) multiplied by (B) where (A) and (B) are as follows:

                     (A) is a fraction the numerator of which is equal to the Participant's Years of Credited Service (not to exceed 30), and the denominator of which is 30; and

                     (B) is equal to (1) minus (2), where (1) and (2) are as follows:

                          (1) is 55 percent of the Participant's Final Average
                              Earnings; and

                          (2) is 19.5 percent of the Participant's Final Average
                              Earnings not in excess of the Participant's Inte-gration Level.

         4.3  Targeted  Pension  Reduced At Early  Retirement.  When an Employee
              -----------------------------------------------
retires early with SERP Benefit eligibility and commences receipt of his or her Qualified Plan Benefit as an Early Retirement Benefit under the Qualified Plan, the first step in the computational process that must be followed to determine the single life annuity benefit herein called the Targeted Pension Reduced At Early Retirement is to calculate the Targeted Pension that would be payable at the Employee's Normal Retirement Age in accordance with Section 4.2 (Targeted Pension) hereof, with the Employee's service and compensation history with the Employer to the Early Retirement Date being treated as if it were a service and compensation history to Normal Retirement Date, and by reducing the amount determined under Section 4.2(b)(1) above by 4% for each year, and a prorata fraction thereof for any portion of a year, that the Employee's Early Retirement Date is earlier than the Employee's attainment of age 62. In addition, the percentage specified in Section 4.2(b)(2) above shall be multiplied by the Offset Reduction Percentage in accordance with the following table for each year, and a prorata fraction thereof for any portion of a year (determined based on number of completed months), that the Employee's Early Retirement Date is earlier than the Employee's attainment of age 62; provided, however, that before the above described reductions are applied to determine the Targeted Pension Reduced At Early Retirement, the Targeted Pension will have been computed and capped, if necessary, as provided in Section 4.2, based upon the service, salary and bonus history that the Employee has as of his Early Retirement Date.


               Age of Retirement                    Offset Reduction Percentage
               -----------------                    ---------------------------

                       61                                     .93333
                       60                                     .86667
                       59                                     .80000
                       58                                     .73333
                       57                                     .66667
                       56                                     .63333
                       55                                     .60000

         4.4  Targeted Pension At Late Retirement. When an Employee retires late
              -----------------------------------
with SERP Benefit eligibility and commences receipt of his or her Qualified Plan Benefit as a Late Retirement Benefit under the Qualified Plan, the computational methodology of Section 4.2 (Targeted Pension) hereof shall be used to calculate the single life annuity benefit called the Targeted Pension At Late Retirement recognizing that the Employee is retiring under the EDS 1998 SERP on his or her Late Retirement Date with his or her Targeted Pension based upon his or her service and compensation history with the Employer to the Late Retirement Date instead of to the Normal Retirement Date. Accordingly, the Targeted Pension At Late Retirement is computed pursuant to Section 4.2 with the sole substitution being the use of Late Retirement for each reference to Normal Retirement.

         4.5  SERP Benefits at Normal Retirement.  The SERP Benefit payable,  if
              ----------------------------------
any, to a Participant who commences receipt of his or her Qualified Plan Benefit as a Normal Retirement Benefit under the Qualified Plan shall be a SERP Benefit at Normal Retirement. Such SERP Benefit at Normal Retirement is a single life pension annuity that would be payable on the first of each month, beginning on the Employee's Benefit Commencement Date, and continuing monthly thereafter for the remainder of the Employee's lifetime. The SERP Benefit at Normal Retirement shall be payable in a monthly amount equal to one-twelfth of the single life pension annuity benefit, calculated as follows (but not less than zero):

                        Targeted Pension At Normal Retirement

         (LESS)         (a) he single life option of the Qualified  Plan Benefit
                            payable as of the Employee's Benefit Commencement Date, and
                        (b) the  single  life  option  of  the  Restoration Plan
                            benefit  payable  commencing  at Normal Retirement.

         4.6  SERP  Benefit at Early  Retirement.  The SERP Benefit payable,  if
              ----------------------------------
any, to a Participant who commences receipt of his or her Qualified Plan Benefit as a Normal Retirement Benefit under the Qualified Plan shall be a SERP Benefit at Early Retirement. Such SERP Benefit at Early Retirement is a single life pension annuity that would be payable on the first of each month, beginning on the Employee's Benefit Commencement Date, and continuing monthly thereafter for the remainder of the Employee's lifetime. The SERP Benefit at Early Retirement shall be payable in a monthly amount equal to one-twelfth of the single life pension annuity benefit, calculated as follows (but not less than zero):

                        Targeted Pension Reduced At Early Retirement

         (LESS)         (a) the single life option of the Qualified Plan Benefit
                            payable as of the Employee's Benefit Commencement Date, and
                        (b) the  single  life  option  of  the  Restoration Plan
                            benefit  payable  commencing  at Early Retirement.

         4.7  SERP Benefit at Late Retirement. The SERP Benefit payable, if any,
              -------------------------------
to a Participant who commences receipt of his or her Qualified Plan Benefit as a Late Retirement Benefit under the Qualified Plan shall be a SERP Benefit at Late Retirement. Such SERP Benefit at Late Retirement is a single life pension annuity that would be payable on the first of each month, beginning on the Employee's Benefit Commencement Date, and continuing monthly thereafter for the remainder of the Employee's lifetime. The SERP Benefit at Late Retirement shall be payable in a monthly amount equal to one-twelfth of the single life pension annuity benefit, calculated as follows (but not less than zero):

                        Targeted Pension at Late Retirement

         (LESS)         (a) the single life option of the Qualified Plan Benefit
                            payable as of the Employee's Benefit Commencement Date, and
                        (b) the  single  life  option of  the  Restoration  Plan
                            benefit  payable  commencing  at  Late Retirement.

         4.8  Payment.
              -------
              (a) Payment of a SERP Benefit must commence at the same time that the Participant commences payment of benefits under the Qualified Plan.

              (b) Participants shall be given the right to elect under this EDS 1998 SERP to receive any form of benefit that may be elected under the Qualified Plan other than the Level Income Benefit. Payments under the elected form shall be Actuarially Equivalent to a single life annuity form. All such elections shall be made separately under this EDS 1998 SERP in accordance with procedures adopted and on a form provided by the Plan Administrator. A Participant who has retired from the Employer but has not yet commenced payment of his or her SERP Benefit may change his or her prior payment election only in accordance with procedures adopted and on a form provided by the Plan Administrator. In the event that a Participant is also eligible to receive a Restoration Benefit, then his election under this EDS 1998 SERP will also control the distribution of his Restoration Benefit.

             (c) Notwithstanding anything herein to the contrary, if value of the Participant's SERP Benefit under this EDS 1998 SERP (including the SERP Death Benefit), as determined in accordance with procedures established by the Plan Administrator, plus the value of the Participant's benefit, if any, under the Restoration Plan, as determined in accordance with procedures established by the Plan Administrator does not exceed $15,000, then such SERP Benefit shall be distributed in a single lump sum as soon as administratively practicable.

         4.9  Death Benefit.
              -------------
              (a) If a Participant dies at a time when (i) his or her bene-ficiary under the Qualified Plan is entitled to payment of a Qualified Death Benefit, (ii) he or she has satisfied the eligibility requirements set forth in
Section 3.1 (Participation) and (iii) he or she would otherwise be eligible to receive a Targeted Pension Reduced at Early Retirement, a Targeted Pension At

Normal Retirement, or a Targeted Pension At Late Retirement, then such Participant's Beneficiary shall be entitled to a SERP Death Benefit under this Plan.

              (b) The SERP Death Benefit payable on account of a Participant shall equal (i) the Actuarially Equivalent present value of the Targeted Pension that would be payable under this Plan, calculated as if the Participant had commenced payment of his or her Qualified benefit immediately prior to his or her death, including adjustment for Early or Late Retirement, if applicable, offset by (ii) the sum of the Actuarially Equivalent present values of the Qualified Death Benefit and the Restoration Death Benefit payable on account of such Participant.

              (c) The SERP Death Benefit shall be payable in a single lump-sum payment; provided, however, that the Participant's spouse may instead receive the Death Benefit in the form of an immediate annuity payable for the life of the Participant's spouse and commencing on the date as of which payment of the Participant's Qualified Death Benefit commences if the Participant makes an election to have his SERP Death Benefit payable to his spouse as an annuity. Such election shall be made in accordance with procedures adopted by the Plan Administrator. In the event a Participant elects to have SERP Death Benefit shall be payable to his or her surviving spouse as an annuity, such spouse may instead elect to receive such SERP Death Benefit in the form of a lump sum, provided, however, that such lump sum shall equal the Actuarially Equivalent present value of the SERP Death Benefit reduced by six percent (6%).

              (d)  Notwithstanding  any provision herein to the contrary, if the value of the SERP Death Benefit, as determined in accordance with procedures established by the Plan Administrator, plus the value of the Participant's Restoration Death Benefit, as determined in accordance with procedures established by the Plan Administrator, does not exceed $15,000, then such SERP Death Benefit shall be paid to the Beneficiary in a single lump sum as soon as administratively practicable after the Participant's death.

              (e) No payment shall be made to a Beneficiary in accordance with with this Section if, as of the date of the Participant's death, such Participant would be deemed ineligible to participate in the Plan pursuant to
Section 3.2 (Ineligible Employees).

         4.10  Beneficiaries.  Each Participant may, on a form provided for that
               -------------
purpose, signed and filed with the Plan Administrator at any time prior to distribution of such Participant's SERP Benefit, designate a Beneficiary or Beneficiaries to receive the SERP Death Benefit or any benefit under the form of payment selected by the Participant which may be payable in the event of such Participant's death. Each such designation may be revoked by such Participant by signing and filing with the Plan Administrator a new designation of Beneficiary form prior to complete distribution of such pension benefit.

         In the event that a Participant has not designated a Beneficiary, his Beneficiary shall be his spouse. If the Participant does not have a surviving spouse, his Beneficiaries shall be his children, if any, in equal shares. If the Participant has no children, then his Beneficiary shall be his estate. An individual shall be considered to be a Participant's surviving spouse only if he or she had been married to the Participant for at least twelve (12) months prior to the Participant's date of death.

         If a Participant has designated the Participant's spouse as a Beneficiary and as of the time of the occurrence of a distributable event, the Participant is no longer married to such designated Beneficiary and has not properly designated another Beneficiary in lieu of the Participant's ex-spouse, then such designated Beneficiary shall be paid benefits in accordance with the Beneficiary designation and the terms of the Plan.

         Notwithstanding anything herein to the contrary, if the Participant is also the Participant in the Restoration Plan, then the Beneficiary for the Restoration Plan and this Plan for purposes of the SERP Death Benefit and the Restoration Death Benefit must be the same individual or individuals. In the event that the Participant files designations purporting to designate different Beneficiaries for such benefits, then the designation under this Plan shall control for purposes of determining the Participant's Beneficiary or Beneficiaries for both the Restoration Plan and this Plan.

         4.11  Adjustment  to  Benefit  Payments.  In the  event  that,  after a
               ---------------------------------
Participant's SERP Benefit has been determined under this Article IV and the Participant has commenced receipt of his or her SERP Benefit, the amount payable to a Participant under the Qualified Plan is increased due to increases in the
Section 415 Limitation applicable to such payments or for any other reason other than an actuarially equivalent adjustment that does not increase the total benefit payable from the Retirement Plan, then such Participant's SERP Benefit shall be reduced to the extent necessary so that the Participant's SERP Benefit does not cause the total benefit payable to such Participant to exceed the Participant's Targeted Pension, as provided in Section 4.1(c).

        4.12  Reduction,  Suspension or Elimination of Benefits. Any decision to
              -------------------------------------------------
reduce, suspend or eliminate a benefit pursuant to Section 3.2(c) herein shall be made by the EDS Compensation and Benefits Committee after consideration of the facts and circumstances of the situation and any advice and recommendations received from the Chairman.

        4.13  Additional  Years  of  Credited  Service  or Age.  In the sole and
              ------------------------------------------------
absolute discretion of the Chairman, subject only to the review of the EDS Compensation and Benefits Committee, or in the discretion of the EDS
Compensation and Benefits Committee, a Participant may be (i) provided with additional years of age, Years of Credited Service for Benefits, Years of Credited Service for Vesting, as defined in the Retirement Plan, for any purpose under this EDS 1998 SERP Plan, (ii) provided with benefits supplemental to, or otherwise calculated in a different manner from, his or her Targeted Pension, or
(iii) permitted to commence payment of his or her SERP Benefit notwithstanding the fact that such Participant is not yet eligible for or has not yet commenced payment of his or her benefit under the Qualified Plan. Any such additional benefit or payment provisions shall be as set forth in a separate, written agreement with such Participant which shall otherwise be subject to all the terms of this 1998 EDS SERP.

       4.14  Continued Employment  and  Reemployment of Participant Receiving or
             -------------------------------------------------------------------
Having Received Benefits
------------------------

             (i) No benefits accrued under this EDS 1998 SERP may be dis-distributed to a Participant while the Participant remains in active employment.

            (ii)  Notwithstanding  anything   herein  to  the  contrary,  if  a
       Participant who terminates his employment and begins receiving a distribution of his SERP Benefit is subsequently reemployed, payment of such Participant's SERP Benefit shall continue without interruption. At the time of the Participant's subsequent termination of employment, his or her SERP Benefit shall be recalculated and payment of his or her SERP Benefit shall be adjusted to reflect any increase in his or her SERP Benefit attributable to his or her additional service.


                                    ARTICLE V
                                 ADMINISTRATION

         5.1  Administration.  EDS,  acting  through its Chairman,  shall be the
              --------------
Plan Administrator. The Plan Administrator shall have the authority that is expressly stated in this EDS 1998 SERP as being delegated and empowered to the Plan Administrator and shall have the authority to handle the day-to-day administration of the EDS 1998 SERP and to administer and interpret the EDS SERP according to its provisions, subject only to review by the EDS Compensation and Benefits Committee.

         5.2  Finality   of   Determination.    Determinations   of   the   Plan
              -----------------------------
Administrator as to any disputed questions arising under this EDS 1998 SERP, including questions of construction and interpretation shall be final, binding, and conclusive upon persons. All determinations reserved for the EDS
Compensation and Benefits Committee herein shall be final, binding and conclusive upon all persons.

         5.3  Expenses. The expenses of administering the EDS 1998 SERP shall be
              --------
borne by the Employer.


                                   ARTICLE VI
                       MERGER, AMENDMENT, AND TERMINATION

         6.1  Merger,  Consolidation  or Acquisition.  In the event of a merger,
              --------------------------------------
consolidation, or acquisition where the Employer is not the surviving corporation, this EDS 1998 SERP shall continue as an obligation of the surviving corporation.

         6.2  Amendment  and  Termination.  The EDS  Compensation  and  Benefits
              ---------------------------
Committee may amend, modify, or terminate the EDS 1998 SERP at any time; provided, however, that no amendment, modification, or termination of the EDS 1998 SERP shall deprive an Employee or eligible spouse of any benefit if, as of the effective date prior to the date of amendment, modification or termination, such Employee satisfied the provisions of Section 3.1 (Participation). In addition any person who is an Employee as of the effective date of any amendment or modification to either this EDS 1998 SERP or the Qualified Plan which would otherwise adversely impact, curtail, reduce, or eliminate such Employee's or Employee's spouse's SERP Benefit, or accrual or future accrual of such benefit, or, who is an Employee as of the effective date of termination of this EDS 1998 SERP, will continue to be eligible for and receive a SERP Benefit as if the EDS 1998 SERP or Qualified Plan (as the case may be) continued without such amendment, modification or termination until all SERP Benefits are earned and paid in full to such Employees. However, nothing herein shall restrict or limit the right of the Company to amend, modify or terminate the Qualified Plan, or cause the Qualified Plan to operate or be administered contrary with its terms.


                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         7.1  Funding.   Benefits   hereunder   shall   constitute  an  unfunded
              -------
obligation of the Employer, but the Employer may create reserves, funds, and/or provide for amounts to be held in trust on the Employer's behalf. Payment of benefits may be made by the Employer, on behalf of the Employer by such a trust or through a service or benefit provider to the Employer or such trust. No
Participant, Employee, or any other person shall have any right, title, or interest whatsoever in or to, or any preferred claim in or to, any such trust assets or to any other investment reserves, accounts, or funds that the Employer may purchase, establish, or accumulate to aid in providing the payments described in this EDS 1998 SERP. Nothing contained in this EDS 1998 SERP, and no action taken pursuant to its provisions, shall create or be construed to create a trust or a fiduciary relationship of any kind between the Employer and a Participant, Employee, or any other person.

         7.2  Tax Withholding. The Employer may withhold or cause to be withheld
              ---------------
from any benefit payment any withholding or other taxes required to be withheld with respect to such payment and such sum as the Employer may reasonably estimate as necessary to cover any withholding or other taxes which may be due and owing as a result of any SERP Benefit or the creation or maintenance of this EDS 1998 SERP.

         7.3  Other   Plans.  No  benefit  payable  hereunder  shall  be  deemed
              -------------
compensation to the Participant for the purposes of computing benefits to which such Participant may be entitled under the Qualified Plan or any other plan or arrangement of the Employer for the benefit of its employees.

         7.4  Anti-assignment and Nontransferability.  An Employee, Participant,
              --------------------------------------
eligible spouse or other person shall have no rights, by way of anticipation or otherwise, to assign or otherwise dispose of any interest under this EDS 1998 SERP, nor shall rights be assigned or transferred by operation of law. No SERP Benefits hereunder may be assigned except pursuant to a QDRO.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed and adopted by its duly authorized officers on June 25, 1998, and amended as of this 14th day of December, 1998.


                                       ELECTRONICS DATA SYSTEMS CORPORATION


                                       By:    /s/ Lester M. Alberthal, Jr.
                                           _____________________________________
                                           Lester M. Alberthal, Jr.
                                           Chairman and Chief Executive Officer